UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

OPKO Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.

Miami, Florida 33137

(Address of principal executive offices) (Zip Code)

(305) 575-4100

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 4, 2016, Transition Therapeutics Inc., an Ontario corporation (“TTHI”), mailed to its security holders a Management Information Circular (the “Management Information Circular”) in connection with the previously announced proposed acquisition of TTHI by a wholly-owned subsidiary of OPKO Health, Inc., a Delaware corporation (“OPKO”). A copy of the Management Information Circular is included as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 incorporated by reference shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other document filed by OPKO pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Notice of Special Meeting of Shareholders to be held August 25, 2016 and Notice of Application to the Ontario Superior Court of Justice (Commercial List) and Information Circular and Proxy Statement with respect to a Proposed Plan of Arrangement involving Transition Therapeutics Inc. and OPKO Health, Inc. and OPKO Global Holdings, Inc. and the Shareholders of Transition Therapeutics Inc. dated July 26, 2016 (incorporated by reference to Exhibit 99.1 of the Form 6-K filed by Transition Therapeutics Inc. with the SEC on August 4, 2016 (File No. 001-33514)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

Dated: August 4, 2016	By:	/s/ Adam Logal
Name: Adam Logal
Title: Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Notice of Special Meeting of Shareholders to be held August 25, 2016 and Notice of Application to the Ontario Superior Court of Justice (Commercial List) and Information Circular and Proxy Statement with respect to a Proposed Plan of Arrangement involving Transition Therapeutics Inc. and OPKO Health, Inc. and OPKO Global Holdings, Inc. and the Shareholders of Transition Therapeutics Inc. dated July 26, 2016 (incorporated by reference to Exhibit 99.1 of the Form 6-K filed by Transition Therapeutics Inc. with the SEC on August 4, 2016 (File No. 001-33514)).

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